(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
April 30, 2002


MuniHoldings
Fund, Inc.


www.mlim.ml.com


MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniHoldings Fund, Inc.


The Benefits and
Risks of
Leveraging


MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the year ended April 30, 2002, the Common Stock of MuniHoldings Fund, Inc. earned $0.937 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 6.46%, based on a year-end per share net asset value of $14.50. Over the same period, the total investment return on the Fund's Common Stock was +12.64%, based on a change in per share net asset value from $13.76 to $14.50, and assuming reinvestment of $0.928 per share income dividends.

For the six-month period ended April 30, 2002, the total investment return on the Fund's Common Stock was +1.41%, based on a change in per share net asset value from $14.81 to $14.50, and assuming reinvestment of $0.483 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.43% for Series A and 1.33% for Series B.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
During the 12 months ended April 30, 2002, we continued to focus on seeking to enhance tax-exempt income to the Fund's Common Stock shareholders through the use of leverage. We also maintained the Fund at a market neutral, fully invested position, which enabled the Fund to realize an attractive yield with a competitive total return. The Federal Reserve Board continued its aggressive easing initiatives, cutting short-term interest rates by 2.75% during the past year, and 4.75% since the beginning of 2001. The Fund benefited from this in two ways. First, the lowering of short-term interest rates by the Federal Reserve Board enabled the Fund's yield to Common Stock shareholders to rise as a result of the lower cost of funding the Auction Market Preferred Stock. Second, long-term interest rates declined in conjunction with short-term interest rates, which allowed the Fund to realize significant price appreciation. A large portion of the Fund's performance came from its inverse floater holdings, as two of the Fund's larger positions were refunded.



MuniHoldings Fund, Inc., April 30, 2002


In addition to the decline in municipal interest rates, credit spreads for health care and utilities issues continued to narrow during the period. This helped the Fund's performance as it was overweighted in the health care and utilities sectors. Following September 11, 2001, with the initial weakness in airline bonds, we increased the Fund's exposure to some of the higher-rated credits in this sector. We believed the decline in these issues was overdone and represented an opportunity. Since the Fund was underexposed to the sector, we invested in certain issues to bring the Fund back to a neutral position. This strategy proved beneficial as these bonds substantially outperformed the general market. Going forward, we believe the Fund is well structured to provide a high current income with a low volatility stance. We expect to maintain this strategy in the coming months.

The yield on the Fund's Auction Market Preferred Stock recently auctioned at 1.50%. At this time, leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We thank you for your support of the MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



May 29, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniHoldings Fund,
Inc.'s Common Stock shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on December 12, 2001. A description of the proposal and number of shares voted are as follows:

                                                                          Shares     Shares Withheld
                                                                        Voted For      From Voting
1. To elect the Fund's Directors:            Terry K. Glenn              13,219,280       224,876
                                             Ronald W. Forbes            13,223,680       220,476
                                             Cynthia A. Montgomery       13,212,882       231,274
                                             Kevin A. Ryan               13,215,620       228,536
                                             Roscoe S. Suddarth          13,212,826       231,330
                                             Edward D. Zinbarg           13,217,580       226,576



During the six-month period ended April 30, 2002, MuniHoldings Fund,
Inc.'s Preferred Stock shareholders (Series A and B) voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. A description of the proposal and number of shares voted are as follows:

                                                                          Shares     Shares Withheld
                                                                        Voted For      From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and
   Edward D. Zinbarg                                                       4,303             0



MuniHoldings Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P       Moody's     Face
STATE             Ratings   Ratings    Amount  Issue                                                                 Value
Arizona--2.7%     NR*       Caa2      $ 3,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                               Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                               4/01/2023                                                           $  1,309
                  B+        Ba3         2,000  Pima County, Arizona, IDA, Industrial Revenue Refunding
                                               Bonds (Tucson Electric Power Company Project), Series B, 6%
                                               due 9/01/2029                                                          1,884
                  NR*       NR*           885  Show Low, Arizona, Improvement District No. 5, Special
                                               Assessment Bonds, 6.375% due 1/01/2015                                   917
                  NR*       Aaa         1,285  Tolleson, Arizona, IDA, M/F Housing Revenue Bonds (Copper
                                               Cove Project), AMT, Series A, 5.45% due 11/20/2032 (c)(f)              1,275


California--      A         A1          3,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
10.1%                                          Electric Co.), FLOATS, AMT, Series A, 6.75% due 3/01/2023 (k)          3,117
                                               Montebello, California, Unified School District, GO (b):
                  AAA       Aaa         2,405     5.61%** due 8/01/2022                                                 783
                  AAA       Aaa         2,455     5.61%** due 8/01/2023                                                 751
                                               Sacramento County, California, Sanitation District Financing
                                               Authority, Revenue Refunding Bonds:
                  AA        Aa3        11,450     RIB, Series 366, 9.87% due 12/01/2027 (j)                          13,771
                  AA        Aa3         1,550     Series A, 5.875% due 12/01/2027                                     1,707


Colorado--6.9%    NR*       NR*         2,645  Elk Valley, Colorado, Public Improvement Revenue Bonds
                                               (Public Improvement Fee), Series A, 7.35% due 9/01/2031                2,549
                  AA        NR*         9,000  Interlocken, Colorado, GO, Refunding (Metropolitan
                                               District), Series A, 5.75% due 12/15/2019                              9,386
                  BB+       Ba1         1,840  Northwest Parkway, Colorado, Public Highway Authority
                                               Revenue Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041          1,882


Connecticut--     AAA       Aaa         5,830  Bridgeport, Connecticut, GO, Refunding, Series A, 6%
16.5%                                          due 7/15/2012 (b)                                                      6,546
                  NR*       NR*         2,735  Connecticut State Development Authority, IDR
                                               (AFCO Cargo BDL--LLC Project), AMT, 8% due 4/01/2030                   2,759
                  A1+       NR*         8,600  Connecticut State Health and Educational Facilities
                                               Authority Revenue Bonds (Quinnipac University), VRDN,
                                               Series F, 1.65% due 7/01/2031 (k)                                      8,600
                  BBB-      Baa3        3,000  Connecticut State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (University of Hartford),
                                               Series D, 6.80% due 7/01/2002 (i)                                      3,085
                  NR*       Aaa         4,485  Connecticut State Special Tax Obligation Revenue Bonds,
                                               RIB, Series 372, 10.07% due 12/01/2017 (b)(j)                          5,406
                  BBB       NR*         4,785  Eastern Connecticut, Resource Recovery Authority, Solid
                                               Waste Revenue Bonds (Wheelabrator Lisbon Project), AMT,
                                               Series A, 5.50% due 1/01/2020                                          4,347
                  AA        Aa2         2,200  University of Connecticut, GO, Series A, 5.375% due 4/01/2018          2,299


District of       AAA       Aaa         5,690  District of Columbia, University Revenue Refunding Bonds
Columbia--4.2%                                 (George Washington University), Series A, 5.75% due
                                               9/15/2020 (g)                                                          6,015
                  AAA       Aaa         2,250  District of Columbia, Water and Sewer Authority, Public
                                               Utility Revenue Refunding Bonds, 5.50% due 10/01/2017 (e)              2,400


Florida--2.1%                                  Hillsborough County, Florida, IDA, Exempt Facilities
                                               Revenue Bonds (National Gypsum), AMT:
                  NR*       NR*         2,250     Series A, 7.125% due 4/01/2030                                      1,930
                  NR*       NR*         2,750     Series B, 7.125% due 4/01/2030                                      2,359


Georgia--0.9%     NR*       NR*         1,750  Atlanta, Georgia, Tax Allocation Revenue Bonds
                                               (Atlantic Station Project), 7.90% due 12/01/2024                       1,743


Idaho--1.4%       BBB-      Baa3        3,000  Power County, Idaho, Industrial Development Corporation,
                                               Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                               AMT, 6.45% due 8/01/2032                                               2,882


Illinois--2.6%    NR*       B2            870  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                               8% due 10/01/2016                                                        892
                  BB        B1          1,800  Chicago, Illinois, O'Hare International Airport, Special
                                               Facility Revenue Refunding Bonds (American Airlines Inc.
                                               Project), 8.20% due 12/01/2024                                         1,803
                  BBB       NR*         2,250  Illinois Development Finance Authority, Revenue Refunding
                                               Bonds (Community Rehab Providers), Series A, 6.05% due
                                               7/01/2019                                                              2,172
                  A1        VMIG1++       300  Illinois Health Facilities Authority, Revenue Refunding
                                               Bonds (University of Chicago Hospitals), VRDN, 1.70% due
                                               8/01/2026 (g)(k)                                                         300


Indiana--4.3%     NR*       NR*         8,985  Allen County, Indiana, Redevelopment District Tax Increment
                                               Revenue Bonds (General Motors Development Area), 7%** due
                                               11/15/2013                                                             4,536
                  AAA       Aaa         3,550  Shelby, Indiana, Eastern School Building Corporation, First
                                               Mortgage Revenue Bonds, 6% due 7/15/2009 (b)(i)                        4,087


Louisiana--1.1%   BBB       Baa3        1,940  Calcasieu Parish, Louisiana, IDB, IDR, Refunding
                                               (Olin Corporation Project), 6.625% due 2/01/2016                       1,939
                  A1+       P1            200  East Baton Rouge Parish, Louisiana, PCR, Refunding
                                               (Exxon Project), VRDN, 1.65% due 3/01/2022 (k)                           200


Maryland--3.1%    NR*       NR*         1,875  Anne Arundel County, Maryland, Special Obligation Revenue
                                               Bonds (Arundel Mills Project), 7.10% due 7/01/2029                     1,998
                  NR*       NR*         4,000  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                               AMT, 7.40% due 9/01/2019                                               4,126


Massachusetts--   BBB-      NR*         1,000  Massachusetts State Development Finance Agency, Revenue
1.9%                                           Refunding Bonds (Eastern Nazarine College), 5.625% due
                                               4/01/2029                                                                752
                  NR*       VMIG1++     3,100  Massachusetts State Health and Educational Facilities
                                               Authority Revenue Bonds (Capital Asset Program), VRDN,
                                               Series E, 1.75% due 1/01/2035 (k)                                      3,100


Minnesota--       A-        NR*         3,500  Minneapolis, Minnesota, Community Development Agency,
4.5%                                           Supported Development Revenue Refunding Bonds, Series G-3,
                                               5.45% due 12/01/2031                                                   3,474
                                               Robbinsdale, Minnesota, Independent School District
                                               Number 281, GO:
                  NR*       Aa1         2,410     5.50% due 2/01/2016                                                 2,530
                  NR*       Aa1         2,850     5.625% due 2/01/2019                                                2,977



Portfolio
Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes


MuniHoldings Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P       Moody's     Face
STATE             Ratings   Ratings    Amount  Issue                                                                 Value
Mississippi--     BBB-      Ba1       $ 7,675  Claiborne County, Mississippi, PCR, Refunding (System
9.3%                                           Energy Resources Inc. Project), 6.20% due 2/01/2026                 $  7,502
                                               Mississippi Business Finance Corporation, Mississippi,
                                               PCR, Refunding (System Energy Resources Inc. Project):
                  BBB-      Ba1         2,330     5.875% due 4/01/2022                                                2,227
                  BBB-      Ba1         3,000     5.90% due 5/01/2022                                                 2,876
                  NR*       NR*         6,225  Mississippi Development Bank, Special Obligation Revenue
                                               Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                               due 12/01/2017                                                         6,048


Missouri--1.0%    NR*       NR*         2,000  Fenton, Missouri, Tax Increment Revenue Refunding and
                                               Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                  2,043


Nevada--1.5%      AAA       Aaa         3,000  Clark County, Nevada, IDR (Nevada Power Company Project),
                                               AMT, Series A, 6.70% due 6/01/2022 (b)                                 3,070


New Jersey--      NR*       NR*         1,560  New Jersey EDA, First Mortgage Revenue Bonds
7.0%                                           (The Presbyterian Home), Series A, 6.25% due 11/01/2020                1,555
                                               New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                  NR*       NR*         1,475     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031           1,431
                  NR*       NR*         3,600     (Seabrook Village Inc.), 8.25% due 11/15/2030                       3,782
                  BB-       B3          2,500  New Jersey EDA, Special Facility Revenue Bonds (Continental
                                               Airlines Inc. Project), AMT, 6.25% due 9/15/2029                       2,176
                  AAA       Aaa         4,425  Salem County, New Jersey, Industrial Pollution Control
                                               Financing Authority, Revenue Refunding Bonds (Public Service
                                               Electric & Gas), RIB, Series 380, 10.59% due 6/01/2031 (g)(j)          5,174


New Mexico--                                   Farmington, New Mexico, PCR, Refunding (Public Service
2.6%                                           Company--San Juan Project):
                  BBB-      Baa3        2,000     Series A, 6.30% due 12/01/2016                                      2,036
                  BBB-      Baa3        2,000     Series D, 6.375% due 4/01/2022                                      2,046
                  AAA       Aaa         1,000  Los Alamos County, New Mexico, Utility System Revenue
                                               Refunding Bonds, Series A, 6% due 7/01/2015 (e)                        1,071


New York--        AAA       Aaa         4,000  Metropolitan Transportation Authority, New York, Dedicated
21.1%                                          Tax Fund Revenue Bonds, Series A, 5.50% due 4/01/2016 (g)              4,216
                  A         Baa1        7,500  Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Bonds, Series A, 6% due 7/01/2024                   7,989
                  NR*       Aaa         6,000  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds, RITR,
                                               Series 11, 9.82% due 6/15/2026 (e)(j)                                  7,415
                  AAA       Aaa        11,000  New York City, New York, GO, Refunding, Series G, 5.75%
                                               due 2/01/2014 (b)                                                     11,770
                  AAA       Aaa        10,000  New York City, New York, GO, Series F, 6% due 8/01/2016 (g)           10,860


Ohio--0.1%        NR*       VMIG1++       200  Montgomery County, Ohio, Revenue Refunding Bonds (Miami
                                               Valley Hospital), VRDN, Series A, 1.70% due 11/15/2022 (k)               200


Oregon--0.7%      NR*       NR*         1,300  Western Generation Agency, Oregon, Cogeneration Project
                                               Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                               7.40% due 1/01/2016                                                    1,324


Pennsylvania--    NR*       NR*         5,000  Pennsylvania Economic Development Financing Authority,
9.9%                                           Exempt Facilities Revenue Bonds (National Gypsum Company),
                                               AMT, Series B, 6.125% due 11/01/2027                                   3,787
                  AAA       NR*         4,970  Pennsylvania State Higher Educational Facilities Authority,
                                               College and University Revenue Bonds (Eastern College),
                                               Series B, 8% due 10/15/2006 (i)                                        6,044
                  A1+       NR*         1,600  Philadelphia, Pennsylvania, Authority for IDR, (Fox Chase
                                               Cancer Center Project), VRDN, 1.70% due 7/01/2025 (k)                  1,600
                                               Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                               Commercial Development:
                  NR*       NR*         4,000     (Days Inn), Series B, 6.50% due 10/01/2027                          3,970
                  NR*       NR*         1,500     (Doubletree), Series A, 6.50% due 10/01/2027                        1,489
                  A-        NR*         2,900  Sayre, Pennsylvania, Health Care Facilities Authority
                                               Revenue Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031        2,902


South             BBB-      NR*         2,400  South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach
Carolina--1.2%                                 Convention Center), Series A, 6.625% due 4/01/2036                     2,394


Tennessee--7.4%                                Hardeman County, Tennessee, Correctional Facilities
                                               Corporation Revenue Bonds:
                  NR*       NR*           680     7% due 8/01/2004                                                      706
                  NR*       NR*         4,500     7.75% due 8/01/2017                                                 4,321
                  BBB+      Baa1        6,100  Shelby County, Tennessee, Health, Educational and Housing
                                               Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                               Healthcare), 6.50% due 9/01/2026                                       6,136
                  NR*       Aa2         3,400  Tennessee Educational Loan Revenue Bonds (Educational Funding
                                               South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                3,560


Texas--19.0%      BBB-      Baa3        4,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028           4,028
                  BB        B1          1,500  Dallas-Fort Worth, Texas, International Airport Facility
                                               Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                               6% due 11/01/2014                                                      1,276
                  A1+       NR*         6,900  Harris County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Refunding Bonds (Methodist
                                               Hospital), VRDN, 1.70% due 12/01/2025 (k)                              6,900
                  BB-       B3          2,100  Houston, Texas, Airport System, Special Facilities
                                               Revenue Bonds (Continental Airlines), AMT, Series E,
                                               6.75% due 7/01/2029                                                    1,906
                  BBB+      Baa2        3,500  Lower Colorado River Authority, Texas, PCR (Samsung
                                               Austin Semiconductor), AMT, 6.375% due 4/01/2027                       3,483
                  NR*       NR*         2,000  North Central Texas, Health Facility Development
                                               Corporation, Retirement Facility Revenue Bonds
                                               (Northwest Senior Housing), Series A, 7.50% due 11/15/2029             2,012
                  BBB       Baa2        5,000  Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                               AMT, Series B, 6.70% due 11/01/2030                                    5,002
                  AAA       Aaa         8,000  Texas State Department of Housing and Community Affairs,
                                               Residential Mortgage Revenue Bonds, AMT, Series A, 5.70%
                                               due 1/01/2033 (d)                                                      8,427
                  AAA       Aaa         5,000  Texas State Department of Housing and Community Affairs,
                                               Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                               5.25% due 7/01/2022 (d)                                                4,908


Utah--0.0%        NR*       NR*         3,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                               AMT, Series A, 7.55% due 7/01/2027 (h)                                     0


Virginia--8.2%    AAA       Aaa         7,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                               Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                7,857
                  NR*       NR*         3,250  Peninsula Ports Authority, Virginia, Revenue Refunding
                                               Bonds (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (h)           1,805
                                               Pocahontas Parkway Associates Virginia, Toll Road Revenue
                                               Bonds, First Tier, Sub-Series C:
                  NR*       Ba1         5,600     6.25%** due 8/15/2028                                                 358
                  NR*       Ba1         5,700     6.25%** due 8/15/2029                                                 328
                  AAA       Aaa         5,990  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                               Series J, Sub-Series J-1, 5.20% due 7/01/2019 (g)                      6,016



MuniHoldings Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P       Moody's     Face
STATE             Ratings   Ratings    Amount  Issue                                                                 Value
Washington--      NR*       NR*       $ 2,000  Port Seattle, Washington, Special Facilities Revenue
0.9%                                           Bonds (Northwest Airlines Project), AMT, 7.25% due 4/01/2030        $  1,859


West Virginia--   BB+       Ba2         1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.4%                                            (Community Hospital Association Inc. Project), 6% due
                                               5/01/2019                                                                827


Wisconsin--1.4%   AAA       Aaa         2,000  Evansville, Wisconsin, Community School District, GO,
                                               Refunding, 5.50% due 4/01/2020 (b)                                     2,071
                  NR*       NR*           825  Wisconsin State Health and Educational Facilities Authority
                                               Revenue Bonds (New Castle Place Project), Series A, 7% due
                                               12/01/2031                                                               802


Wyoming--1.5%     BBB-      Baa3        3,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                               Bonds (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024          3,007


                  Total Investments (Cost--$307,015)--155.5%                                                        311,180
                  Liabilities in Excess of Other Assets--(0.5%)                                                     (1,073)
                  Preferred Stock, at Redemption Value--(55.0%)                                                   (110,016)
                                                                                                                 ----------
                  Net Assets Applicable to Common Stock--100.0%                                                  $  200,091
                                                                                                                 ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)Non-income producing security.
(i)Prerefunded.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(k)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


STATEMENT OF NET ASSETS


                As of April 30, 2002
Assets:         Investments, at value (identified cost--$307,015,365)                                          $311,179,921
                Cash                                                                                                 31,313
                Interest receivable                                                                               5,262,669
                Prepaid expenses                                                                                      1,590
                                                                                                               ------------
                Total assets                                                                                    316,475,493
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                      $  6,064,616
                   Investment adviser                                                             139,471
                   Dividends to shareholders                                                       88,960         6,293,047
                                                                                             ------------
                Accrued expenses                                                                                     74,977
                                                                                                               ------------
                Total liabilities                                                                                 6,368,024
                                                                                                               ------------

Preferred       Preferred Stock, at redemption value, par value $.10 per share
Stock:          (4,400 shares of AMPS* issued and outstanding at $25,000 per share
                liquidation preference)                                                                         110,016,346
                                                                                                               ------------

Net Assets      Net assets applicable to Common Stock                                                          $200,091,123
Applicable to                                                                                                  ============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (13,795,227 shares issued
Net Assets      and outstanding)                                                                               $  1,379,523
Applicable      Paid-in capital in excess of par                                                                204,148,463
To Common       Undistributed investment income--net                                         $  2,094,130
Stock:          Accumulated realized capital losses on investments--net                      (11,695,549)
                Unrealized appreciation on investments--net                                     4,164,556
                                                                                             ------------
                Total accumulated losses--net                                                                   (5,436,863)
                                                                                                               ------------
                Total--Equivalent to $14.50 net asset value per share of Common Stock
                (market price--$13.38)                                                                         $200,091,123
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., April 30, 2002


STATEMENT OF OPERATIONS


                For the Year Ended April 30, 2002
Investment      Interest                                                                                       $ 18,407,073
Income:

Expenses:       Investment advisory fees                                                     $  1,700,972
                Commission fees                                                                   279,092
                Accounting services                                                               121,295
                Professional fees                                                                  97,885
                Transfer agent fees                                                                62,187
                Printing and shareholder reports                                                   30,364
                Directors' fees and expenses                                                       29,379
                Listing fees                                                                       28,293
                Custodian fees                                                                     23,988
                Pricing fees                                                                       14,692
                Other                                                                              28,052
                                                                                             ------------
                Total expenses                                                                                    2,416,199
                                                                                                               ------------
                Investment income--net                                                                           15,990,874
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                 2,616,658
Unrealized      Change in unrealized appreciation/depreciation on investments--net                                6,658,173
Gain on                                                                                                        ------------
Investments--   Total realized and unrealized gain on investments--net                                            9,274,831
Net:                                                                                                           ------------

Dividends to    Investment income--net                                                                          (2,161,082)
Preferred Stock                                                                                                ------------
Shareholders:   Net Increase in Net Assets Resulting from Operations                                           $ 23,104,623
                                                                                                               ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the
                                                                                                     Year Ended
                                                                                                     April 30,
                Increase (Decrease) in Net Assets:                                               2002              2001++
Operations:     Investment income--net                                                       $ 15,990,874      $ 15,195,604
                Realized gain on investments--net                                               2,616,658         1,820,296
                Change in unrealized appreciation/depreciation on investments--net              6,658,173         7,080,183
                Dividends to Preferred Stock shareholders                                     (2,161,082)       (4,364,382)
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                           23,104,623        19,731,701
                                                                                             ------------      ------------

Dividends to    Investment income--net                                                       (12,800,964)      (11,507,110)
Common Stock                                                                                 ------------      ------------
Shareholders:   Net decrease in net assets resulting from dividends to
                Common Stock shareholders                                                    (12,800,964)      (11,507,110)
                                                                                             ------------      ------------

Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment
Transactions:   of dividends                                                                           --           238,652
                                                                                             ------------      ------------

Net Assets      Total increase in net assets applicable to Common Stock                        10,303,659         8,463,243
Applicable to   Beginning of year                                                             189,787,464       181,324,221
Common Stock:                                                                                ------------      ------------
                End of year*                                                                 $200,091,123      $189,787,464
                                                                                             ============      ============

                *Undistributed investment income--net                                        $  2,094,130      $  1,007,796
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., April 30, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                                          For the
have been derived from information                                                                                Period
provided in the financial statements.                                          For the Year Ended             May 2, 1997++
                                                                                   April 30,                   to April 30,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999       1998
Per Share         Net asset value, beginning of period       $    13.76   $    13.16   $    16.05   $    16.00   $    15.00
                                                             ----------   ----------   ----------   ----------   ----------
Operating         Investment income--net                           1.17         1.10         1.18         1.24         1.21
Performance:+++++ Realized and unrealized gain (loss)
                  on investments--net                               .66          .65       (2.66)          .40         1.03
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.16)        (.32)        (.26)        (.21)        (.26)
                     Realized gain on investments--net               --           --           --        (.09)           --
                     In excess of realized gain on
                     investments--net                                --           --        (.04)           --           --
                  Capital charge resulting from
                  issuance of Preferred Stock                        --           --           --           --        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.67         1.43       (1.78)         1.34         1.90
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions to
                  Common Stock shareholders from
                  investment income--net:
                     Investment income--net                       (.93)        (.83)        (.94)        (.97)        (.87)
                     Realized gain on investments--net               --           --           --        (.32)           --
                     In excess of realized gain on
                     investments--net                                --           --        (.17)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.93)        (.83)       (1.11)       (1.29)        (.87)
                                                             ----------   ----------   ----------   ----------   ----------
                  Capital charge resulting from
                  issuance of Common Stock                           --           --           --           --        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $    14.50   $    13.76   $    13.16   $    16.05   $    16.00
                                                             ==========   ==========   ==========   ==========   ==========
                  Market price per share, end of period      $    13.38   $    13.18   $  12.5625   $    15.25   $    14.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on market price per share                 8.51%       12.09%     (10.47%)       12.06%     4.01%+++
Return:**                                                    ==========   ==========   ==========   ==========   ==========
                  Based on net asset value per share             12.64%       11.71%     (10.89%)        8.73%    12.83%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on   Total expenses, net of reimbursement***         1.21%        1.27%        1.16%        1.09%        .85%*
Average Net                                                  ==========   ==========   ==========   ==========   ==========
Assets Of         Total expenses***                               1.21%        1.27%        1.16%        1.09%       1.05%*
Common Stock:                                                ==========   ==========   ==========   ==========   ==========
                  Total investment income--net***                 8.03%        8.08%        8.34%        7.52%       7.77%*
                                                             ==========   ==========   ==========   ==========   ==========
                  Amount of dividends to Preferred
                  Stock shareholders                              1.08%        2.32%        1.83%        1.27%       1.67%*
                                                             ==========   ==========   ==========   ==========   ==========
                  Investment income--net, to Common
                  Stock shareholders                              6.95%        5.76%        6.51%        6.25%       6.10%*
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on   Total expenses, net of reimbursement             .78%         .80%         .74%         .73%        .58%*
Average Net                                                  ==========   ==========   ==========   ==========   ==========
Assets Of         Total expenses                                   .78%         .80%         .74%         .73%        .72%*
Common &                                                     ==========   ==========   ==========   ==========   ==========
Preferred         Total investment income--net                    5.17%        5.10%        5.35%        5.05%       5.31%*
Stock:***                                                    ==========   ==========   ==========   ==========   ==========

Ratios Based on   Dividends to Preferred Stock
Average Net       shareholders                                    1.96%        3.97%        3.27%        2.58%       3.60%*
Assets Of                                                    ==========   ==========   ==========   ==========   ==========
Preferred
Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)              $   200,091  $   189,787  $   181,324  $   221,118  $   219,717
                                                            ===========  ===========  ===========  ===========  ===========
                  Preferred Stock outstanding,
                  end of period (in thousands)              $   110,000  $   110,000  $   110,000  $   110,000  $   110,000
                                                            ===========  ===========  ===========  ===========  ===========
                  Portfolio turnover                             62.94%       91.25%      137.69%       66.07%      106.16%
                                                            ===========  ===========  ===========  ===========  ===========

Leverage:         Asset coverage per $1,000                 $     2,819  $     2,725  $     2,648  $     3,010  $     2,997
                                                            ===========  ===========  ===========  ===========  ===========

Dividends Per     Series A--Investment income--net          $       492  $     1,016  $       820  $       657  $       810
Share on                                                    ===========  ===========  ===========  ===========  ===========
Preferred Stock   Series B--Investment income--net          $       490  $       968  $       813  $       642  $       816
Outstanding: ++++                                           ===========  ===========  ===========  ===========  ===========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on June 5, 1997.
+++Aggregate total investment return.
+++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $27,163 increase in cost of securities (which in return results in a corresponding $27,163 decrease in net unrealized appreciation and a corresponding $27,163 increase in undistributed net investment income), based on securities held by the Fund as of April 30, 2001.

The effect of this change for the year ended April 30, 2002 was to increase net investment income by $60,496, decrease net unrealized appreciation by $70,104 and decrease net realized capital losses by $17,555. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $30,343 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $3 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

(g) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended April 30, 2002, the Fund reimbursed FAM $13,201 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2002 were $186,012,447 and $189,970,713, respectively.

Net realized gains for the year ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                   Realized      Unrealized
                                    Gains          Gains

Long-term investments            $  2,616,658   $  4,164,556
                                 ------------   ------------
Total                            $  2,616,658   $  4,164,556
                                 ============   ============



MuniHoldings Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,234,660, of which $13,087,117 related to appreciated securities and $8,852,457 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $306,945,261.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended April 30, 2002 remained constant and during the year ended April 30, 2001 increased by 17,918 as a result of dividend reinvestment.

Preferred Stock
AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.55% and Series B, 1.65%.

Shares issued and outstanding for the years ended April 30, 2002 and April 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $168,508 as commissions.


5. Distributions to Shareholders:
On May 8, 2002, an ordinary income dividend of $.077000 was declared. The dividend was paid on May 30, 2002, to shareholders of record on May 20, 2002.

The tax character of distributions paid during the fiscal years ended April 30, 2002 and April 30, 2001 was as follows:


                                       4/30/2002         4/30/2001
Distributions paid from:
   Tax-exempt income                  $ 14,984,403     $ 15,996,065
                                      ------------     ------------
Total distributions on a tax basis    $ 14,984,403     $ 15,996,065
                                      ============     ============



As of April 30, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    2,024,025
Undistributed ordinary income--net                               --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         2,024,025
Capital loss carryforward                             (11,570,499)*
Unrealized gains--net                                   4,109,611**
                                                     --------------
Total accumulated losses--net                        $  (5,436,863)
                                                     ==============


*On April 30, 2002, the Fund had a net capital loss carryforward of $11,570,499 of which $4,498,229 expires in 2008 and $7,072,270 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed-income securities.



REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Fund, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
June 4, 2002



MuniHoldings Fund, Inc., April 30, 2002


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:


                                       Percent of
S&P Rating/Moody's Rating             Total Assets

AAA/Aaa                                   33.5%
AA/Aa                                     11.5
A/A                                        5.5
BBB/Baa                                   17.7
BB/Ba                                      3.9
B/B                                        0.3
CCC/Caa                                    0.4
NR (Not Rated)                            18.9
Other++                                    6.6


++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MuniHoldings Fund, Inc., April 30, 2002


OFFICERS AND DIRECTORS

                                                                                             Number of       Other
                                                                                           Portfolios in   Director-
                      Position(s)     Length                                                Fund Complex     ships
                          Held       of Time                                                Overseen by     Held by
Name, Address & Age    with Fund      Served   Principal Occupation(s) During Past 5 Years    Director      Director
Interested Director

Terry K. Glenn*         President    1999 to   Chairman, Americas Region since 2001, and      127 Funds      None
800 Scudders Mill Road  and          present   Executive Vice President since 1983 of       184 Portfolios
Plainsboro, NJ 08536    Director               Fund Asset Management, L.P. ("FAM") and
Age: 61                                        Merrill Lynch Investment Managers, L.P.
                                               ("MLIM"); President of Merrill Lynch
                                               Mutual Funds since 1999; President of
                                               FAM Distributors, Inc. ("FAMD") since
                                               1986 and Director thereof since 1991;
                                               Executive Vice President and Director
                                               of Princeton Services, Inc. ("Princeton
                                               Services") since 1993; President of
                                               Princeton Administrators, L.P. since 1988;
                                               Director of Financial Data Services, Inc.
                                               since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                             Number of       Other
                                                                                           Portfolios in   Director-
                      Position(s)     Length                                                Fund Complex     ships
                          Held       of Time                                                Overseen by     Held by
Name, Address & Age    with Fund     Served*   Principal Occupation(s) During Past 5 Years    Director      Director
Independent Directors

Ronald W. Forbes        Director     1977 to   Professor Emeritus of Finance, School           46 Funds      None
1400 Washington Avenue               present   of Business, State University of             55 Portfolios
Albany, NY 12222                               New York at Albany since 2000; and
Age: 61                                        Professor thereof from 1989 to 2000.


Cynthia A. Montgomery   Director     1995 to   Professor, Harvard Business School since        46 Funds      Unum-
Harvard Business School              present   1989.                                        55 Portfolios    Provident
Soldiers Field Road                                                                                          Corporation;
Boston, MA 02163                                                                                             and Newell
Age: 49                                                                                                      Rubbermaid
                                                                                                             Inc.


Charles C. Reilly       Director     1990 to   Self-employed financial consultant since        46 Funds      None
9 Hampton Harbor Road                present   1990.                                        55 Portfolios
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan           Director     1992 to   Founder and currently Director Emeritus         46 Funds      None
127 Commonwealth Avenue              present   of The Boston University Center for the      55 Portfolios
Chestnut Hill, MA 02467                        Advancement of Ethics and Character and
Age: 69                                        Director thereof from 1989 to 1999;
                                               Professor from 1982 to 1999 at Boston
                                               University.


Roscoe S. Suddarth      Director     2000 to   Former President, Middle East Institute         46 Funds      None
7403 MacKenzie Court                 present   from 1995 to 2001.                           55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West         Director     1978 to   Professor of Finance since 1984, and            46 Funds      Bowne &
Box 604                              present   currently Dean Emeritus of New York          55 Portfolios    Co., Inc.;
Genoa, NV 89411                                University, Leonard N. Stern School                           Vornado
Age: 64                                        of Business Administration.                                   Realty
                                                                                                             Trust;
                                                                                                             Alexander's
                                                                                                             Inc.


Edward D. Zinbarg       Director     1994 to   Self-employed financial consultant since        46 Funds      None
5 Hardwell Road                      present   1994.                                        55 Portfolios
Short Hills, NJ 07078
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                      Position(s)     Length
                          Held       of Time
Name, Address & Age    with Fund     Served*     Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President    present     since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and          and 1999    since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011           Treasurer    to present  and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 41


Kenneth A. Jacob        Senior       1989 to    First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011           Vice         present
Princeton,              President
NJ 08543-9011
Age: 50


John M. Loffredo        Senior       2001 to    First Vice President of MLIM since 1997; Vice President of MLIM from 1991
P.O. Box 9011           Vice         present    to 1997.
Princeton,              President
NJ 08543-9011
Age: 38


Robert A. DiMella       Vice         1997 to    Vice President of MLIM since 1997; Assistant Vice President of MLIM
P.O. Box 9011           President    present    from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to
Princeton, NJ 08543-9011                        1995.
Age: 35


Alice A. Pellegrino     Secretary    2001 to    Director of MLIM since 2002; Vice President of MLIM from 1999 to 2002;
P.O. Box 9011                        present    Attorney associated with MLIM since 1997; Associate with Kirkpatrick &
Princeton, NJ 08543-9011                        Lockhart LLP from 1992 to 1997.
Age: 41


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol

MHD